UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 24, 2013

YANKEE HOLDING CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-141699-05	20-8304743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16 Yankee Candle Way, South Deerfield, MA  01373

(Address of Principal Executive Offices) (Zip Code)

(413) 665-8306
(Registrant’s Telephone Number, Including Area Code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, The Yankee Candle Company, Inc. (“Yankee Candle”) and YCC Holdings LLC (“YCC Holdings”) and Yankee Finance, Inc. (“Yankee Finance” and collectively with YCC Holdings, the “Senior Notes Issuers”) issued conditional redemption notices on May 24, 2013.  Yankee Candle’s redemption notice was with respect to $188 million in aggregate principal amount of its 9 3/4% Senior Subordinated Notes due 2017 (the “Senior Subordinated Notes”), which represents all of the outstanding Senior Subordinated Notes.  The redemption notice issued by the Senior Notes Issuers was with respect to $315 million in aggregate principal amount of their 10.25%/11.00% Senior Notes due 2016 (the “Senior Notes”), which represents all of the outstanding Senior Notes.  Consummation of each redemption is conditioned on (i) the effectiveness of a proposed amendment to Yankee Candle’s $175 million senior secured asset-based credit facility to permit Yankee Candle’s entry into a new term loan facility and the issuance of new senior notes by Yankee Candle, (ii) receipt by Yankee Candle of gross cash proceeds from borrowings under its new term loan facility and the issuance of the new senior notes of at least $1,400 million in the aggregate and (iii) consummation of the other redemption and the repayment in full of Yankee Candle’s existing term loan facility.  Notwithstanding the foregoing, Yankee Candle and the Senior Notes Issuers may waive any or all components of such condition in their sole discretion.  They may also delay the scheduled redemption date of June 24, 2013 or rescind the applicable redemption in their sole discretion if the condition is not satisfied by such date.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information set forth under this Item 7.01 and in Exhibit 99.1 is intended to be furnished pursuant to Item 7.01. Such information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information pursuant to this Item 7.01 shall not be deemed an admission as to the materiality of such information.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YANKEE HOLDING CORP.

Dated: May 24, 2013

	By:	/s/ Lisa K. McCarthy
Lisa K. McCarthy
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 24, 2013